Sterling Construction Company, Inc.









Q4 2020 Earnings Call

March 3, 2021

Disclosure: Forward-Looking Statements

This presentation contains, and the officers and directors of the Company may from time to time make, statements that are considered forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These forward-looking statements are subject to a number of risks and uncertainties, many of which are beyond our control, which may include statements about: the duration of the COVID-19 pandemic, additional actions that may be taken by governmental authorities to contain the COVID-19 pandemic or to address its impact, including the distribution, effectiveness and acceptance of vaccines, and the potential ongoing or further negative impact of the COVID-19 pandemic on the global economy and financial markets; our business strategy; our financial strategy; and our plans, objectives, expectations, forecasts, outlook and intentions. All of these types of statements, other than statements of historical fact included in this press release, are forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as “may,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology. The forward-looking statements contained in this press release are largely based on our expectations, which reflect estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. Management cautions all readers that the forward-looking statements contained in this press release are not guarantees of future performance, and we cannot assure any reader that such statements will be realized or the forward-looking events and circumstances will occur. Actual results may differ materially from those anticipated or implied in the forward-looking statements due to factors listed in the “Risk Factors” section in our filings with the U.S. Securities and Exchange Commission (“SEC”) and elsewhere in those filings. The forward-looking statements speak only as of the date made, and other than as required by law, we do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise. These cautionary statements qualify all forward-looking statements attributable to us or persons acting on our behalf.

This presentation may contain the financial measures: adjusted net income, EBITDA, adjusted EBITDA, and adjusted EPS, which are not calculated in accordance with U.S. GAAP. If presented, a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measure will be provided in the Appendix to this presentation.

2020 Highlights

- Revenue from Plateau grew over 25% compared to pro forma 2019.

- Residential slabs poured are up 14% over 2019, with 13% of the 2020 slabs coming from our expansion into Houston.

- 79% of revenue came from work outside of low-bid heavy highway.

- Operating income and EBITDA are more than double the prior year.

- Combined Backlog and associated margin were $1.53 billion and 11.8% at year end.

- Year-to-date generated $119.3 million in cash from operations, compared to cash generated of $41.1 million in the same period of 2019.

Sterling Construction Company, Inc.

Fourth Quarter and Full Year 2020 Results

- Revenues increased 0.2% or $0.7 million from Q4 2019 and increased 27% or $301.1 million from full year 2019.

- Gross margin was 13.4% for both the fourth quarter and full year 2020, which was a 373 basis point increase from Q4 2019 and a 384 basis point increase from full year 2019.

- Operating income increased 115% or $11.2 million from Q4 2019 and increased 151% or $57.1 million from full year 2019.

- EBITDA was $28.9 million and $127.1 million for the fourth quarter and full year 2020, respectively, a 60% increase from Q4 2019 and a 120% increase from full year 2019.

Sterling Construction Company, Inc.

2021 Guidance

- We expect FY 2021 revenues of between $1.46 billion and $1.49 billion.
- We expect a FY 2021 net income range of $52 million to $55 million.
- We expect a FY 2021 EBITDA range of $134 million to $144 million.
- Expected diluted EPS range of $1.78 to $1.88, based on an expected 29.2 million dilutive shares outstanding.

Backlog Growth And Margin Improvement

	December 31, 2020		December 31, 2019		Book to Burn In 2020
	Amount	Margin %	Amount	Margin%	
Backlog	$1,175 million	12.0%	$1,068 million	11.5%	1.09X
Combined Backlog	$1,532 million	11.8%	$1,342 million	11.0%	1.15X

- Backlog reaches $1.18 billion, up 10% from the end of 2019.
- Combined Backlog which includes unsigned low-bid awards reaches $1.53 billion.
- Backlog gross margin increased 50 bps to 12.0% and Combined Backlog gross margin increased 80 bps to 11.8% from end of 2019.

Consolidated and Segment Results

($MM)	Q4 2020	Q4 2019
Revenues	$347.2	$346.5
Gross Margin	13.4%	9.7%
Operating Income	$20.9	$9.7
Adjusted Net Income to STRL [(1)]	$5.8	$6.3
Adjusted Diluted EPS [(1)]	$0.20	$0.22
Adjusted EBITDA [(2)]	$28.9	$20.2
($MM)	**FY 2020**	**FY 2019**
Revenues	$1,427.4	$1,126.3
Gross Margin	13.4%	9.6%
Operating Income	$94.9	$37.8
Adjusted Net Income to STRL [(1)]	$43.0	$24.5
Adjusted Diluted EPS [(1)]	$1.52	$0.90
Adjusted EBITDA [(2)]	$128.1	$62.0

[(1)] Adjusted basis excludes costs related to the acquisition of Plateau (including related financing) and non-cash taxes. See Non-GAAP Reconciliation on Pages 15-18.

[(2)] Adjusted for acquisition costs. See EBITDA Reconciliation on Page 19.

($MM)	Q4 2020	Q4 2019	FY 2020	FY 2019
Heavy Civil				
Revenue	$176.7	$190.7	$753.8	$760.3
Operating Income	$1.9	-$7.7	$4.5	$3.3
Operating Margin	1.1%	NM	0.6%	0.4%
Specialty				
Revenue	$128.5	$121.4	$508.9	$212.8
Operating Income	$14.7	$14.9	$70.6	$18.2
Operating Margin	11.5%	12.3%	13.9%	8.6%
Residential				
Revenue	$42.0	$34.5	$164.7	$153.1
Operating Income	$4.3	$4.7	$20.8	$20.5
Operating Margin	10.3%	13.5%	12.6%	13.4%

NM - Not Meaningful

Sterling Construction Company, Inc.

Increased EBITDA and Cash Flow Drives De-levering Strategy



Forward Looking EBITDA Debt Coverage Ratio
4
3.5
3
2.5
2
1.5
1
0.5
0
3.5X
2.7X
2.5X
Pro Forma Q3 2019
12/31/2020A
12/31/2021E

EBITDA coverage targeted to be 2.5X or less by the end of 2021

Five Year Credit Facility (the "Facility")

- $400M Term Loan Facility
- $75M Revolving Credit Facility

- Facility proceeds of $400M to acquire Plateau on October 2, 2019.
- Facility structured to reduce total funded debt EBITDA coverage from an initial 3.5X to 2.5X or less coverage by the end of 2021.
- No penalty for Facility prepayments.

Key cash flow Considerations

- Cash flows from operations were $119.3M for the year ended December 31, 2020 compared to $41.1M for the comparable prior year period.
- 2021 EBITDA guidance of $134M to $144M.
- Additional 2021 noncash expenses expected to be in the $29M to $32M range (NOL utilization, stock based compensation, noncash interest expense, etc.).
- Scheduled term loan debt payments total $50M in 2021 and 2022.
- More cash flow modeling considerations provided in the appendix.

Sterling Construction Company, Inc.

Forward Looking Business Fundamentals Remain Strong

- Our Strategy continues to drive increased margins, reduce risk and diversify our end markets.
- Elevated Combined Backlog and margin in Backlog at year end.
- 2021 revenue mid-point guidance of $1.475 billion.
- 2021 net income mid-point guidance of $53.5 million, growing 26% or $11.2 million over 2020.
- Mid-point expected EBITDA of $139.0 million.
- Mid-point expected diluted EPS of $1.83, based on an expected 29.2 million dilutive shares outstanding.

Contact Us



CAT
11-57

Company Representative
Sterling Construction Company, Inc.

Ron Ballschmiede
Chief Financial Officer
281-214-0777

Investor Relations Advisors
The Equity Group Inc.

Fred Buonocore, CFA
Senior Vice President
212-836-9607
fbuonocore@equityny.com

Mike Gaudreau
Associate
212-836-9620
mg@equityny.com

Appendix

Strategy Driving Profitable Growth


Revenue (M)
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
Revenue CAGR: 15.4%
2016
2017
2018
2019
2020
2021E


Cumulative Growth: Gross Profit vs. Revenue
400%
350%
300%
250%
200%
150%
100%
50%
0%
Gross Profit CAGR: 36.5%
2016
2017
2018
2019
2020
2021E
Gross Profit Growth
Revenue Growth


Record Combined Backlog with Improving Margins
$1,800
$1,500
$1,200
$900
$600
$300
$0
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
Combined Backlog CAGR: 10.1%
2016
2017
2018
2019
2020
Combined Backlog (M)
Combined Backlog Gross Margin


Adjusted EBITDA (M)
$140
$120
$100
$80
$60
$40
$20
$0
Adj. EBITDA CAGR: 66.3%
2016
2017
2018
2019
2020
2021E

2021E is calculated with midpoint of FY 2021 guidance

Sterling Construction Company, Inc.

Modeling Considerations*

Revenue	$1,460 to $1,490
Gross Margin	13% to 14%
G&A Expense as % of Revenue	5%
Other Operating Expense Net	$12 to $14
JV Non-Controlling Interest Expense	$2 to $3
Effective Income Tax Rate	30%
Net Income	$52 to $55
Diluted EPS	$1.78 to $1.88
Expected Dilutive Shares Outstanding	29.2 million
EBITDA	$134 to $144

*In millions except for diluted EPS

Three Year Revenue Growth Expectations:	
Heavy Civil	3%-5%
Specialty Services	5%-7%
Residential	5%-6%

Sterling Construction Company, Inc.

Modeling Considerations (Continued)

($MM)

NON-CASH ITEMS	FY 2021 Expectations	FY 2020
Depreciation	$20 to $21	$21.3
Intangible Amortization	$11 to $12	$11.4
Debt Issuance Cost Amortization	$3 to $4	$3.2
Stock-based Compensation	$7 to $9	$11.6
Income Tax Expense (Federal)	24% of Pretax Income	$19.3

OTHER ITEMS	FY 2021 Expectations	FY 2020
Interest Expense, including Debt Issuance	$27 to $28	$29.4
CAPEX, net of disposals	$30 to $35	30.5
Changes in net Operating Assets and Liabilities [1]	Nil	$10.2

(1) While Sterling will experience quarterly seasonal variations throughout 2021, we do not anticipate a significant change for the full year.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data [(1)]
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Three Months Ended December 31, 2020		
	As Reported (GAAP)	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 347,228	$ —	$ 347,228
Cost of revenues	(300,619)	—	(300,619)
Gross profit	46,609	—	46,609
General and administrative expense	(20,206)	—	(20,206)
Intangible asset amortization	(2,867)	—	(2,867)
Acquisition related costs	(13)	13	—
Other operating expense, net	(2,611)	—	(2,611)
Operating income	20,912	13	20,925
Interest income	15	—	15
Interest expense	(6,840)	—	(6,840)
Loss on extinguishment of debt	(301)	—	(301)
Income before income taxes	13,786	13	13,799
Income tax expense	(7,759)	(4)	(7,763)
Net income	6,027	9	6,036
Less: Net income attributable to noncontrolling interests	(203)	—	(203)
Net income attributable to Sterling common stockholders	$ 5,824	$ 9	$ 5,833
Net income per share attributable to Sterling common stockholders:			
Basic	$ 0.21	$ —	$ 0.21
Diluted	$ 0.20	$ —	$ 0.20
Weighted average common shares outstanding:			
Basic	28,043		28,043
Diluted	29,019		29,019

(1) The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau, net of tax. This presentation is considered a Non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

Sterling Construction Company, Inc.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data [(1)]
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Three Months Ended December 31, 2019		
	As Reported (GAAP)	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 346,544	$ —	$ 346,544
Cost of revenues	(312,965)	—	(312,965)
Gross profit	33,579	—	33,579
General and administrative expense	(16,898)	—	(16,898)
Intangible asset amortization	(2,895)	—	(2,895)
Acquisition related costs	(2,153)	2,153	—
Other operating expense, net	(1,901)	—	(1,901)
Operating income	9,732	2,153	11,885
Interest income	156	—	156
Interest expense	(7,698)	—	(7,698)
Loss on extinguishment of debt	(7,728)	7,728	—
Income before income taxes	(5,538)	9,881	4,343
Income tax benefit (expense)	27,998	(25,837)	2,161
Net income	22,460	(15,956)	6,504
Less: Net income attributable to noncontrolling interests	(159)	—	(159)
Net income attributable to Sterling common stockholders	$ 22,301	$ (15,956)	$ 6,345
Net income per share attributable to Sterling common stockholders:			
Basic	$ 0.81	$ (0.58)	$ 0.23
Diluted	$ 0.79	$ (0.57)	$ 0.22
Weighted average common shares outstanding:			
Basic	27,612		27,612
Diluted	28,201		28,201

[(1)] The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau (including related refinancing) and non-cash taxes. This presentation is considered a Non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data [1]
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Twelve Months Ended December 31, 2020		
	As Reported (GAAP)	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 1,427,412	$ —	$ 1,427,412
Cost of revenues	(1,236,043)	—	(1,236,043)
Gross profit	191,369	—	191,369
General and administrative expense	(71,415)	—	(71,415)
Intangible asset amortization	(11,436)	—	(11,436)
Acquisition related costs	(1,026)	1,026	—
Other operating expense, net	(12,600)	—	(12,600)
Operating income	94,892	1,026	95,918
Interest income	161	—	161
Interest expense	(29,377)	—	(29,377)
Loss on extinguishment of debt	(301)	—	(301)
Income before income taxes	65,375	1,026	66,401
Income tax expense	(22,471)	(353)	(22,824)
Net income	42,904	673	43,577
Less: Net income attributable to noncontrolling interests	(598)	—	(598)
Net income attributable to Sterling common stockholders	$ 42,306	$ 673	$ 42,979
Net income per share attributable to Sterling common stockholders:			
Basic	$ 1.52	$ 0.02	$ 1.54
Diluted	$ 1.50	$ 0.02	$ 1.52
Weighted average common shares outstanding:			
Basic	27,859		27,859
Diluted	28,195		28,195

[1] The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau, net of tax. This presentation is considered a Non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
Reconciliation of Non-GAAP Supplemental Adjusted Financial Data [1]
(In thousands, except per share data)
(Unaudited)

The Company reports its financial results in accordance with GAAP. This press release also includes several Non-GAAP financial measures as defined under the SEC's Regulation G. The following tables reconcile certain Non-GAAP financial measures used in this press release to comparable GAAP financial measures.

	Twelve Months Ended December 31, 2019		
	As Reported (GAAP)	Adjustment	Adjusted (Non-GAAP)
Revenues	$ 1,126,278	$ —	$ 1,126,278
Cost of revenues	(1,018,484)	—	(1,018,484)
Gross profit	107,794	—	107,794
General and administrative expense	(49,200)	—	(49,200)
Intangible asset amortization	(4,695)	—	(4,695)
Acquisition related costs	(4,311)	4,311	—
Other operating expense, net	(11,837)	—	(11,837)
Operating income	37,751	4,311	42,062
Interest income	1,142	—	1,142
Interest expense	(16,686)	—	(16,686)
Loss on extinguishment of debt	(7,728)	7,728	—
Income before income taxes	14,479	12,039	26,518
Income tax benefit (expense)	26,216	(27,398)	(1,182)
Net income	40,695	(15,359)	25,336
Less: Net income attributable to noncontrolling interests	(794)	—	(794)
Net income attributable to Sterling common stockholders	$ 39,901	$ (15,359)	$ 24,542
Net income per share attributable to Sterling common stockholders:			
Basic	$ 1.50	$ (0.58)	$ 0.92
Diluted	$ 1.47	$ (0.57)	$ 0.90
Weighted average common shares outstanding:			
Basic	26,671		26,671
Diluted	27,119		27,119

(1) The summary unaudited adjusted financial data is presented excluding the costs of acquiring Plateau (including related refinancing) and non-cash taxes. This presentation is considered a Non-GAAP financial measure, which the Company believes provides a better indication of our operating results prior to the excluded items.

Sterling Construction Company, Inc.

STERLING CONSTRUCTION COMPANY, INC. & SUBSIDIARIES
EBITDA Reconciliation
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2020	**2019**	**2020**	**2019**
Net income attributable to Sterling common stockholders	$ 5,824	$ 22,301	$ 42,306	$ 39,901
Depreciation and amortization	8,146	8,452	32,785	20,740
Interest expense, net of interest income	6,825	7,542	29,216	15,544
Income tax expense (benefit)	7,759	(27,998)	22,471	(26,216)
Loss on extinguishment of debt	301	7,728	301	7,728
EBITDA [1]	28,855	18,025	127,079	57,697
Acquisition related costs	13	2,153	1,026	4,311
Adjusted EBITDA [2]	$ 28,868	$ 20,178	$ 128,105	$ 62,008

(1) The Company defines EBITDA as GAAP net income attributable to Sterling common stockholders, adjusted for depreciation and amortization, net interest expense, taxes, and loss on extinguishment of debt.

(2) Adjusted EBITDA excludes the impact of acquisition related costs.